Exhibit 10.34




                       AMENDMENT NO. 8 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 8 TO CREDIT AGREEMENT (the "Amendment") is dated as of December 23, 2002 and is made by and among RENT-WAY, INC., a Pennsylvania corporation, for itself and as successor by merger to Rentavision, Inc., a New York corporation (the "Borrower"), RENT-WAY OF TTIG, L.P., an Indiana limited partnership (the "Co-Borrower"), each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA, in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and HARRIS TRUST AND SAVINGS BANK, in its capacity as syndication agent.

                                   WITNESSETH:

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, Amendment No. 5 thereto dated as of November 16, 2000, Amendment No. 6 thereto dated as of October 5, 2001, and Amendment No. 7 thereto dated as of June 24, 2002 (collectively, the "Credit Agreement"), pursuant to which the Lenders provided to the Borrower and the Co-Borrower, as of the date of Amendment No. 6 to the Credit Agreement, a revolving credit facility in the maximum principal amount of $75,000,000, Term Loans A in the principal amount of $117,567,083.30 and Term Loans B in the principal amount of $170,980,650.64;

         WHEREAS, the aggregate Revolving Credit Commitments of the Lenders are currently $50,000,000, the aggregate principal balance outstanding on the Term Loans A is $90,134,156.57, and the aggregate principal balance outstanding on the Term Loans B is $166,319,132.93.

         WHEREAS, the Borrower, the Co-Borrower, the Guarantors, the Lenders and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Defined terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.

2. The following definition set forth in Section 1.1 is hereby amended and restated as follows:

                           "Base Net Worth shall mean the sum of $165,000,000
plus the amounts set forth in (i) (ii) and(iii) below which occur during the period from December 13, 2002 through the date of determination: (i) 75% of consolidated net income of the Borrower and its Subsidiaries for each fiscal year in which net income was earned (as opposed to a net loss) commencing with the fiscal year ended September 30, 2003, (ii) 90% of any increase in the Consolidated Net Worth resulting from a Permitted Acquisition and (iii) 90% of the amount of the cash net proceeds received by the Loan Parties from any offering consummated with respect to equity securities of the Borrower."

3. Section 8.2.16 is hereby amended and restated as follows:

                  "8.2.16  Maximum Leverage Ratio (Total Funded Debt).

                  The Loan Parties shall not permit the Leverage Ratio of the Borrower and its Subsidiaries, as calculated at the end of each fiscal quarter of the Borrower, to exceed the ratios set forth below for the applicable periods set forth below.



                Period                                 Ratio
------------------------------------------ --------------------------------
------------------------------------------ --------------------------------
               12/31/01                            5.75 to 1.00
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               3/31/02                             4.50 to 1.00
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               6/30/02                             4.40 to 1.00
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               9/30/02                             4.20 to 1.00
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------------------------------------------ --------------------------------

              12/31/02                             4.60 to 1.00
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------------------------------------------ --------------------------------

               3/31/03                             4.60 to 1.00
------------------------------------------ --------------------------------
------------------------------------------ --------------------------------

               6/30/03                             4.50 to 1.00
------------------------------------------ --------------------------------
------------------------------------------ --------------------------------

        9/30/03 and thereafter                     4.50 to 1.00
------------------------------------------ --------------------------------

                  In calculating the Leverage Ratio, (x) the Consolidated Cash Flow from Operations included in such calculation shall be determined as follows: (i) at December 31, 2001, for the fiscal quarter then ended, multiplied by four, (ii) at March 31, 2002, for the two fiscal quarters then ended multiplied by two, (iii) at June 30, 2002, for the three fiscal quarters then ended, multiplied by 1.33, and (iv) at September 30, 2002, and at the end of each fiscal quarter thereafter, for the four fiscal quarters then ended, and (y) Occupancy Expense included in such shall calculation shall be determined as follows: (i) at December 31, 2001, for the fiscal quarter then ended, multiplied by four, which product is then multiplied by three, (ii) at March 31, 2002, for the two fiscal quarters then ended multiplied by two, which product is then multiplied by three (iii) at June 30, 2002, for the three fiscal quarters then ended, multiplied by 1.33, which product is then multiplied by three, and (iv) at September 30, 2002, and at the end of each fiscal quarter thereafter, for the four fiscal quarters then ended, multiplied by three."

4. Section 8.2.18 is hereby amended and restated as follows:

                  "8.2.18  Minimum Interest Coverage Ratio.

                  The Loan Parties shall not permit the Interest Coverage Ratio of the Borrower and its Subsidiaries, as calculated at the end of each fiscal quarter of the Borrower, to be less than the ratios set forth below for the applicable periods set forth below.

                Period                                   Ratio
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------

      Closing Date through 12/31/01                  Not applicable
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------

               3/31/02                                1.00 to 1.00
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------

               9/30/02                                1.00 to 1.00
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------

              12/31/02                                0.90 to 1.00
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------

               3/31/03                                0.90 to 1.00
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------

       6/30/03 and thereafter                         1.00 to 1.00
------------------------------------------ ------------------------------------

                  In calculating the Interest Coverage Ratio, the Consolidated Adjusted Cash Flow from Operations and interest expense included in such calculation shall be measured as follows: (i) at March 31, 2002, for the two fiscal quarters then ended, (ii) at June 30, 2002, for the three fiscal quarters then ended, and (iii) at September 30, 2002, and at the end of each fiscal quarter thereafter, for the four fiscal quarters then ended."

5. Section 8.2.20 is hereby amended and restated as follows:

                  "8.2.20  Fixed Charge Coverage Ratio.

                  The Loan Parties shall not permit the Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries, as calculated at the end of each fiscal quarter of the Borrower, to be less than the ratios set forth below for the applicable periods set forth below.

                Period                                    Ratio
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

    Closing Date through 12/31/01                    Not applicable
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

                3/31/02                               0.75 to 1.00
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

                9/30/02                               0.75 to 1.00
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

       12/31/02 through 3/31/03                       0.60 to 1.00
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

        6/30/03 and thereafter                        0.65 to 1.00
---------------------------------------- --------------------------------------

                  In calculating the Fixed Charge Coverage Ratio, the Consolidated Cash Flow from Operations and the Fixed Charges expense included in such calculation shall be measured as follows: (i) at March 31, 2002, for the two fiscal quarters then ended, (ii) at June 30, 2002, for the three fiscal quarters then ended, and (iii) at September 30, 2002, and at the end of each fiscal quarter thereafter, for the four fiscal quarters then ended."

6. Conditions of Effectiveness of Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a) Representations and Warranties; No Defaults. The representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties shall have performed and complied with all covenants and conditions under the Loan Documents and hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist, and an Authorized Officer shall have delivered to the Administrative Agent for the benefit of each Lender a duly executed certificate dated the date hereof certifying as to the items in this Section 6(a).

(b) Organization, Authorization and Incumbency. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of the Borrower, the Co-Borrower and each Guarantor, certifying as appropriate as to:

(i) all action taken by such party in connection with this Amendment and the other Loan Documents;

(ii) the names of the officer or officers authorized to sign this Amendment and the true signatures of such officer or officers; and

(iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, or a certification by the Secretary or Assistant Secretary of such Loan Party that no change to such documents has been effected from the certified copies delivered to the Agent and the Lenders in connection with Amendment No. 6 to the Credit Agreement.

(c) Consents. All consents required to effectuate the transactions contemplated hereby shall have been obtained and copies thereof shall have been delivered to the Administrative Agent for the benefit of the Lenders.

(d) Confirmation of Guaranty. Each of the Guarantors, by its execution below of this Amendment, hereby confirms its continuing obligations under the Guaranty Agreement and the other Loan Documents to which it is a party or to which it joined pursuant to a Guarantor Joinder, and each of the Guarantors hereby confirms its continuing obligations under the Guaranty by execution and delivery of this Amendment. Each of the Guarantors represents and warrants that it is a party to the Guaranty Agreement, either by execution of the Guaranty Agreement or by joinder to the Guaranty Agreement in accordance with the provisions of Section
         11.18 of the Credit Agreement.

(e) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent, the Administrative Agent shall have received from the Loan Parties and the Required Lenders an executed original of this Amendment and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent.

7. Amendment Fee. The Borrower and the Co-Borrower shall pay or cause to be paid (i) to the Administrative Agent for the account of each Lender which has executed and delivered to the Administrative Agent this Amendment on or before 5:00 p.m. Pittsburgh time on December 13, 2002, a fee (the "Amendment Fee") payable to each such Lender, in an amount equal to seventeen and one half (17.5) basis points of such Lender's aggregate Revolving Credit Commitment plus the outstanding principal balance of such Lender's Term Loans as of the date of this Amendment, and (ii) all other costs and expenses accrued through the date hereof and the costs and expenses of the Administrative Agent including, without limitation, reasonable fees of the Administrative Agent's counsel in connection with this Amendment. The Amendment Fee shall be paid by the Borrower on the earlier of (i) any sale, transfer or lease of assets made by the Loan Parties pursuant to Section 8.2.7(v) of the Credit Agreement, or (ii) December 31, 2003.

8. Force and Effect. Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

9. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

10. Effective Date; Certification of the Borrower. This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 6 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Loan Parties and the Required Lenders and, from and after such date, this Amendment shall be binding upon the Borrower, the Co-Borrower, each Guarantor, each Lender and the Administrative Agent and their respective successors and assigns permitted by the Credit Agreement.


                              [INTENTIONALLY BLANK]

         [SIGNATURE PAGE 1 OF 44 TO AMENDMENT NO. 8 TO CREDIT AGREEMENT]


                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment No. 8 to Credit Agreement to be executed and delivered as of the day and year first above written.

                                   RENT-WAY, INC., "Borrower"


                                   By:
                                          --------------------------------------
                                   Name:  William A. McDonnell
                                   Title: Vice President
[Seal]

                                   RENT-WAY OF TTIG, L.P., "Co-Borrower"

                                   By: Rent-Way Developments, Inc.,
                                       its General Partner


                                   By:
                                           -------------------------------------
                                   Name:   William A. McDonnell
                                   Title:  Vice President
[Seal]

                                   ACTION RENT-TO-OWN HOLDINGS OF
                                   SOUTH CAROLINA, INC., "Guarantor"


                                   By:
                                           -------------------------------------
                                   Name:   William A. McDonnell
                                   Title:  Vice President
[Seal]

         [SIGNATURE PAGE 2 OF 44 TO AMENDMENT NO. 8 TO CREDIT AGREEMENT]


                                   RENT-WAY OF TOMORROW, INC.
                                   "Guarantor"


                                   By:
                                           -------------------------------------
                                   Name:   William A. McDonnell
                                   Title:  Vice President
[Seal]

                                   RENT-WAY OF MICHIGAN, INC.
                                   "Guarantor"


                                   By:
                                           -------------------------------------
                                   Name:   William A. McDonnell
                                   Title:  Vice President
[Seal]

                                   RENT-WAY DEVELOPMENTS, INC.
                                   "Guarantor"


                                   By:
                                           -------------------------------------
                                   Name:   William A. McDonnell
                                   Title:  Vice President
[Seal]